Exhibit 10.2

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED COMMON TERMS AGREEMENT

This First Amendment to Third Amended and Restated Common Terms Agreement (this “Amendment”), dated as of July 26, 2021 amends the Third Amended and Restated Common Terms Agreement, dated as of March 19, 2020 (as it may be further amended, restated, supplemented or otherwise modified from time to time prior to this Amendment, the “Common Terms Agreement”), by and among Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto, Société Générale, as the Common Security Trustee (in such capacity, the “Common Security Trustee”) and as the Intercreditor Agent (in such capacity, the “Intercreditor Agent”), the Secured Debt Holder Group Representatives, the Secured Hedge Representatives and the Secured Gas Hedge Representatives party thereto from time to time. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement.

WHEREAS, the Borrower has requested that the Common Security Trustee, the Intercreditor Agent, the Secured Debt Holder Group Representative for the Working Capital Debt, and the Lenders (collectively, the “Lenders” and each individually, a “Lender”) constituting the Required Lenders under the Working Capital Facility Agreement agree to amend the Common Terms Agreement as set forth in Section 1 herein; and

WHEREAS, the Secured Debt Holder Group Representative for the Working Capital Debt, the Common Security Trustee, the Intercreditor Agent and the Required Lenders are willing to amend the Common Terms Agreement as set forth in Section 1 herein.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.     Amendment to the Common Terms Agreement. Pursuant to Section 5.1 of the Common Terms Agreement and Section 4.1(i) of the Intercreditor Agreement, each of the Borrower, the Common Security Trustee, the Intercreditor Agent and the Secured Debt Holder Group Representative for the Working Capital Debt hereby consents to the following amendment:

1.1    The definition of “Permitted Hedging Agreement” in Schedule 1 of the Common Terms Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Permitted Hedging Agreement” means any:

(a)    Interest Rate Protection Agreements;

(b)    the following gas hedging contracts:
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(i)    Futures Contracts, Fixed-Float Futures Swaps, NYMEX Natural Gas Futures Contracts and Swing Swaps for gas hedging purposes for up to a maximum of 78 TBtu of gas utilizing intra-month and up to three prompt month contracts;

(ii)    Index Swaps for gas hedging purposes for up to a maximum of 74.4 TBtu per month of gas utilizing up to ~~three~~ twenty four prompt month contracts; and

(iii)    Basis Swaps for gas hedging purposes for up to a maximum of (a) 74.4 TBtu per month for Basis Swaps with a tenor up to 24 months and (b) 30.0 TBtu for Basis Swaps with a tenor greater than 24 months but less than 36 months. For the avoidance of doubt, Basis Swaps with a tenor of more than 36 months are prohibited. Further, the aggregate notional volume of financial natural gas positions in Basis Swaps may not exceed that of physical natural gas positions on an MMBtu basis.

1.2    The Common Terms Agreement as amended by this Section 1 is referred to herein as the “Amended Common Terms Agreement”.

Section 2.    Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of the following condition precedent: this Amendment shall have been executed by the Common Security Trustee and the Common Security Trustee shall have received counterparts of this Amendment executed by each of (a) the Borrower, (b) the Intercreditor Agent, (c) the Secured Debt Holder Group Representative for the Working Capital Debt (who constitutes the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement)) and (d) the Lenders constituting the Required Lenders under the Working Capital Facility Agreement.

Section 3.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

3.1    no Default or Event of Default has occurred and is continuing as of the date hereof or will result from the consummation of the transactions contemplated by the Amendment; and

3.2    each of the representations and warranties of the Borrower in the Financing
Documents is true and correct in all material respects except for (A) those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) the representations and warranties that, pursuant to Article III of the Working Capital Facility Agreement, are not deemed repeated.

Section 4.    Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Amended Common Terms Agreement.
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Section 5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 6.    Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7.    Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 8.    Counterparts; Electronic Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Common Security Trustee, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 10.    Direction to Secured Debt Holder Group Representative, Intercreditor Agent and Common Security Trustee.

(a)    by their signature below, each of the undersigned Lenders instructs the Secured Debt Holder Group Representative for the Working Capital Debt to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;

(b)    based on the instructions above, the Secured Debt Holder Group Representative for the Working Capital Debt, constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor
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Agreement), hereby directs the Intercreditor Agent to (i) execute this Amendment and (ii) direct the Common Security Trustee to execute this Amendment; and

(c) by its signature below, the Intercreditor Agent, in such capacity, hereby directs the Common Security Trustee to execute this Amendment.

[Remainder of the page left intentionally blank.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

SABINE PASS LIQUEFACTION, LLC,
as the Borrower

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

SOCIÉTÉ GÉNÉRALE,
as Common Security Trustee and Secured
Debt Holder Group Representative for the
Commercial Banks Facility

By:	/s/ Karla Navas
	Name:	Karla Navas
	Title:	Vice President

SOCIÉTÉ GÉNÉRALE,
as the Intercreditor Agent

By:	/s/ Karla Navas
	Name:	Karla Navas
	Title:	Vice President

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ Karla Navas
	Name:	Karla Navas
	Title:	Vice President
SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA,
as the Secured Debt Holder Group Representative for the Working Capital Debt

By:	/s/ Joe Lattanzi
	Name:	Joe Lattanzi
	Title:	Managing Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as an Issuing Bank, the Swing Line Lender and a Lender

By:	/s/ Joe Lattanzi
	Name:	Joe Lattanzi
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Matt Worstell
	Name:	Matt Wortsell
	Title:	Executive Director
SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

BANCO BILBAO VIZCAYA
ARGENTARIA, S.A. NEW YORK
BRANCH,
as a Lender

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Executive Director

By:	/s/ Miriam Trautmann
	Name:	Miriam Trautmann
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

BANK OF CHINA, NEW YORK
BRANCH
as a Lender

By:	/s/ Raymond Qiao
	Name:	Raymond Qiao
	Title:	Executive Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

CITIBANK, N.A.,
as a Lender

By:	/s/ Catherine Shepherd
	Name:	Catherine Shepherd
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ Balaji Rajgopal
	Name:	Balaji Rajgopal
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERCIAL BANK
OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Michael Merrow
	Name:	Michael Merrow
	Title:	Vice President

By:	/s/ Michael Fabisiak
	Name:	Michael Fabisiak
	Title:	Head of Project Finance

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC,
as a Lender and an Issuing Bank

By:	/s/ Subha Pasumarti
	Name:	Subha Pasumarti
	Title:	Managing Director

By:	/s/ Gabriel D’Huart
	Name:	Gabriel D’Huart
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,
as a Lender

By:	/s/ Fuensanta Diaz Cobacho
	Name:	Fuensanta Diaz Cobacho
	Title:	Managing Director

By:	/s/ Nicholas A. Matacchieri
	Name:	Nicholas A. Matacchieri
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

MUFG BANK, LTD.,
as a Lender

By:	/s/ Saad Iqbal
	Name:	Saad Iqbal
	Title:	Managing Director
SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

NATIONAL AUSTRALIA BANK LIMITED,
as a Lender

By:	/s/ Eli Davis
	Name:	Eli Davis
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH,
as Lender and Issuing Bank

By:	/s/ Anthony Perna
	Name:	Anthony Perna
	Title:	Director

By:	/s/ Jonathan Cohen
	Name:	Jonathan Cohen
	Title:	Executive

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By:	/s/ Ignacio Alcaraz
	Name:	Ignacio Alcaraz
	Title:	Head of Structured Finance Americas
SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as a Lender

By:	/s/ Daniel S. Kostman
	Name:	Daniel S. Kostman
	Title:	Executive Director

By:	/s/ Robert Cestari
	Name:	Robert Cestari
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ Mr. Sridhar Nagarajan
	Name:	Mr. Sridhar Nagarajan
	Title:	Regional Head, Project and Export Finance, Europe and Americas
SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Juan Kreutz
	Name:	Juan Kreutz
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ Borden Tennant
	Name:	Borden Tennant
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD A&R COMMON TERMS AGREEMENT (SPL)